                                                                   Exhibit 99.01

                       First USA Credit Card Master Trust
                        Excess Spread Analysis - May 2002

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Series                                  1996-2           1996-4            1996-6           1996-8            1997-1        1997-2
Deal Size                               $723MM           $602MM          $1,039MM           $482MM            $904MM        $602MM
Expected Maturity                      6/10/03          8/10/06          11/10/03          1/10/04           2/17/04       5/17/04
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Yield                                   17.01%           17.01%            17.01%           17.01%            17.01%        17.01%
Less: Coupon                             2.11%            2.15%             2.07%            2.05%             2.03%         2.05%
      Servicing Fee                      1.50%            1.50%             1.50%            1.50%             1.50%         1.50%
      Net Credit Losses                  6.21%            6.21%             6.21%            6.21%             6.21%         6.21%
Excess Spread:
      May-02                             7.19%            7.14%             7.22%            7.24%             7.27%         7.24%
      April-02                           6.52%            6.48%             6.57%            6.59%             6.61%         6.58%
      March-02                           9.13%            9.08%             9.17%            9.19%             9.20%         9.17%
Three Month Average Excess Spread        7.61%            7.57%             7.65%            7.67%             7.69%         7.66%

Delinquency:
      30 to 59 Days                      1.28%            1.28%             1.28%            1.28%             1.28%         1.28%
      60 to 89 Days                      0.95%            0.95%             0.95%            0.95%             0.95%         0.95%
      90+ Days                           1.86%            1.86%             1.86%            1.86%             1.86%         1.86%
      Total                              4.08%            4.08%             4.08%            4.08%             4.08%         4.08%

Payment Rate                            14.75%           14.75%            14.75%           14.75%            14.75%        14.75%


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Series                                  1997-3           1997-4            1997-5       1997-6  (1)           1997-7        1997-8
Deal Size                               $602MM           $602MM            $783MM         $1,566MM            $602MM        $939MM
Expected Maturity                      6/17/02          6/17/07           8/17/04          7/17/02           9/17/04       9/17/07
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Yield                                   17.01%           17.01%            17.01%           21.40%            17.01%        17.01%
Less: Coupon                             2.02%            2.14%             2.47%            6.50%             2.03%         2.09%
      Servicing Fee                      1.50%            1.50%             1.50%            1.50%             1.50%         1.50%
      Net Credit Losses                  6.21%            6.21%             6.21%            6.21%             6.21%         6.21%
Excess Spread:
      May-02                             7.27%            7.15%             6.82%            7.19%             7.26%         7.21%
      April-02                           6.61%            6.50%             6.17%            6.74%             6.61%         6.55%
      March-02                           9.20%            9.08%             8.76%            9.27%             9.19%         9.14%
Three Month Average Excess Spread        7.69%            7.58%             7.25%            7.74%             7.69%         7.63%

Delinquency:
      30 to 59 Days                      1.28%            1.28%             1.28%            1.28%             1.28%         1.28%
      60 to 89 Days                      0.95%            0.95%             0.95%            0.95%             0.95%         0.95%
      90+ Days                           1.86%            1.86%             1.86%            1.86%             1.86%         1.86%
      Total                              4.08%            4.08%             4.08%            4.08%             4.08%         4.08%

Payment Rate                            14.75%           14.75%            14.75%           14.75%            14.75%        14.75%

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(1)  Includes effect of Series 1997-6 Net SWAP Receipts or Payments.

                       First USA Credit Card Master Trust
                        Excess Spread Analysis - May 2002

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Series                                     1997-9           1998-1         1998-4           1998-5            1998-6        1998-8
Deal Size                                  $602MM           $843MM         $843MM           $783MM            $964MM        $602MM
Expected Maturity                        10/17/04          5/18/03        7/18/05          8/18/03           8/18/08       9/18/05
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Yield                                      17.01%           17.01%         17.01%           17.01%            17.01%        17.01%
Less: Coupon                                2.00%            2.37%          2.01%            1.99%             2.41%         2.08%
      Servicing Fee                         1.50%            1.50%          1.50%            1.50%             1.50%         1.50%
      Net Credit Losses                     6.21%            6.21%          6.21%            6.21%             6.21%         6.21%
Excess Spread:
      May-02                                7.29%            6.92%          7.28%            7.30%             6.88%         7.21%
      April-02                              6.63%            6.27%          6.62%            6.65%             6.22%         6.56%
      March-02                              9.22%            8.86%          9.22%            9.23%             8.82%         9.14%
Three Month Average Excess Spread           7.71%            7.35%          7.71%            7.73%             7.31%         7.64%

Delinquency:
      30 to 59 Days                         1.28%            1.28%          1.28%            1.28%             1.28%         1.28%
      60 to 89 Days                         0.95%            0.95%          0.95%            0.95%             0.95%         0.95%
      90+ Days                              1.86%            1.86%          1.86%            1.86%             1.86%         1.86%
      Total                                 4.08%            4.08%          4.08%            4.08%             4.08%         4.08%

Payment Rate                               14.75%           14.75%         14.75%           14.75%            14.75%        14.75%


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Series                                     1998-9           1999-1         1999-2           1999-3            2001-1        2001-2
Deal Size                                  $747MM         $1,205MM         $602MM           $833MM            $893MM      $1,488MM
Expected Maturity                         1/20/04          2/19/04        2/21/06          4/19/04           1/19/06       3/19/04
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Yield                                      17.01%           17.01%         17.01%           17.01%            17.01%        17.01%
Less: Coupon                                5.35%            2.43%          2.49%            2.43%             2.09%         2.03%
      Servicing Fee                         1.50%            1.50%          1.50%            1.50%             1.50%         1.50%
      Net Credit Losses                     6.21%            6.21%          6.21%            6.21%             6.21%         6.21%
Excess Spread:
      May-02                                3.94%            6.86%          6.81%            6.87%             7.20%         7.26%
      April-02                              3.30%            6.21%          6.15%            6.21%             6.55%         6.61%
      March-02                              5.93%            8.80%          8.74%            8.80%             9.13%         9.20%
Three Month Average Excess Spread           4.39%            7.29%          7.23%            7.29%             7.63%         7.69%

Delinquency:
      30 to 59 Days                         1.28%            1.28%          1.28%            1.28%             1.28%         1.28%
      60 to 89 Days                         0.95%            0.95%          0.95%            0.95%             0.95%         0.95%
      90+ Days                              1.86%            1.86%          1.86%            1.86%             1.86%         1.86%
      Total                                 4.08%            4.08%          4.08%            4.08%             4.08%         4.08%

Payment Rate                               14.75%           14.75%         14.75%           14.75%            14.75%        14.75%

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                       First USA Credit Card Master Trust
                        Excess Spread Analysis - May 2002


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Series                                                    2001-3        2001-4
Deal Size                                                 $750MM        $714MM
Expected Maturity                                        3/20/06       8/10/06
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Yield                                                     17.01%        17.01%
Less: Coupon                                               2.09%         2.08%
      Servicing Fee                                        1.50%         1.50%
      Net Credit Losses                                    6.21%         6.21%
Excess Spread:
      May-02                                               7.21%         7.22%
      April-02                                             6.55%         6.56%
      March-02                                             9.14%         9.17%
Three Month Average Excess Spread                          7.63%         7.65%

Delinquency:
      30 to 59 Days                                        1.28%         1.28%
      60 to 89 Days                                        0.95%         0.95%
      90+ Days                                             1.86%         1.86%
      Total                                                4.08%         4.08%

Payment Rate                                              14.75%        14.75%

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